UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2005

PANAMERICAN BANCORP

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22911	65-032364
(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

3400 Coral Way, Miami, Florida 33451

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (305) 421-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On March 18, 2005, PanAmerican Bancorp (the “Company”) completed a private offering of units, each consisting of one share of common stock and one Class E Warrant. The Class E Warrants are for a five year term and provide the holder with the right to purchase one share of common stock at $4.25. The offering price of each unit was $4.00.

The offering has resulted in an amount of additional capital of $6,094,000 and we have issued 1,523,500 units.

The Company intends to use the proceeds of this offering for general corporate purposes, including enhancing its lending capacity. The placement agent for this offering was Franklin National Financial Group, LLC, a member of the National Association of Securities Dealers. The offering was exempt from registration pursuant to Securities and Exchange Commission Rule 506 of Regulation D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2005

PANAMERICAN BANCORP

By: /s/ MICHAEL E. GOLDEN

Michael E. Golden

Chief Executive Officer and President

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